FLEXIBLE PREMIUM

VARIABLE ANNUITY - D

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated February 15, 2007

to the

Prospectus dated May 1, 2006

On or about February 19, 2007, the Dreyfus – IP Core Bond Portfolio subaccount, the Dreyfus VIF – Limited Term High Yield Portfolio subaccount, and the Dreyfus – VIF Small Company Stock Portfolio subaccount (each a “Subaccount”) will be closed to new investments. This means the Subaccount will not be available to anyone who purchases a policy after February 19, 2007. This also means that if you purchased a policy before the closure date, but did not have any policy value in the Subaccount on the closure date, then you cannot elect to invest in that Subaccount.

If you have policy value in the Subaccount on the closure date, you may do all of the following (subject to the terms and conditions contained in the Prospectus) as long as you maintain a balance in that Subaccount:

•	allocate additional premium payments to that Subaccount;

•	transfer into or out of that Subaccount;

•	withdraw amounts from that Subaccount; and

•	maintain your current investment in that Subaccount.

Please Note:

If at any time you transfer or withdraw all of your policy value from the Dreyfus – IP Core Bond Portfolio subaccount, the Dreyfus – VIF Limited Term High Yield Portfolio subaccount, or the Dreyfus – VIF Small Company Stock Portfolio subaccount, then you can no longer invest in that subaccount.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Flexible Premium Variable Annuity - D dated May 1, 2007